UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 3, 2006
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 755-5500
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     A copy of the press release issued by Developers Diversified Realty Corporation (the “Company”) announcing the transaction described under Item 8.01 below is furnished herewith as Exhibit 99.1.
     The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
Item 8.01. Other Events.
     On November 3, 2006, the Company announced that it had entered into a joint venture with TIAA-CREF (“TIAA”), a financial services organization and leading provider of retirement services in the academic, research, medical and cultural fields, to purchase a portfolio of 67 community retail centers for approximately $3.0 billion of total asset value.
     The properties that this joint venture intends to acquire represent a portion of the assets that will be acquired by the Company upon the consummation of its proposed merger with Inland Retail Real Estate Trust, Inc. (“IRRETI”). The properties in this portfolio are located predominately in Southeastern U.S. markets and are currently anchored by leading discount and specialty retailers. The execution of this merger agreement was announced on October 23, 2006 and the merger is expected to be completed in the first quarter of 2007. The merger is subject to various closing conditions, including the approval of IRRETI’s stockholders, the receipt of any governmental and regulatory approvals required to complete the merger, and, if the Company makes an election to pay a portion of the merger consideration in the form of its common shares, the effectiveness of a registration statement on Form S-4 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”). The purchase by the joint venture of these 67 properties is conditioned upon the consummation of the Company’s merger with IRRETI and other closing conditions.
     An affiliate of TIAA will contribute 85% of the equity in the joint venture, and an affiliate of the Company will contribute 15% of the equity in the joint venture. The parties expect that leverage will not exceed 60% of the aggregate value of the properties. The Company will earn fees for asset management, leasing, property management, development/tenant coordination and acquisitions. The Company will also earn a promoted interest equal to 20% of the cash flow of the joint venture after the partners have received an internal rate of return equal to 10% on their equity investment.
     This filing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this filing are forward-looking statements. All forward-looking statements speak only as of the date of this filing. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and their affiliates to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the merger by the stockholders of IRRETI, the satisfaction of closing conditions to the merger, the satisfaction of the conditions to consummating the transfer of the 67 community retail centers to the joint venture and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the SEC. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
     This filing does not constitute an offer of any securities for sale. In connection with the proposed merger, the Company and IRRETI expect to file a proxy statement/prospectus as part of a Registration Statement regarding the proposed merger with the SEC. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about the Company and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by the Company and IRRETI with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from the Company and IRRETI by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, Illinois 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

     The Company and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of IRRETI in connection with the merger. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of the proposed merger, IRRETI does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation (Registrant)

Date: November 3, 2006
	By:	/s/ William H. Schafer

William H. Schafer Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 3, 2006.